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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 July 31, 1997
                Date of Report (Date of earliest event reported)




                        BOREALIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)





           Delaware                       0-28556                       88-0238203
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification
        incorporation)                                                      No.)
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                             4070 Silver Sage Drive
                           Carson City, Nevada 89701
                    (Address of principal executive offices)

                                 (702) 888-3222
              (Registrant's telephone number, including area code)
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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                The following financial statements are filed as part of this report:

                Unaudited balance sheet as of July 31, 1997.
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                        BOREALIS TECHNOLOGY CORPORATION
                            CONDENSED BALANCE SHEET
                                 July 31, 1997
                                  (Unaudited)
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
ASSETS
Current Assets:
    Cash and cash equivalents                                    $  4,038,695
    Accounts receivable                                                  --
    Certificate of deposit                                            650,000
    Other current assets                                              224,332
                                                                 ------------
        Total current assets                                        4,913,027

  Property and equipment, net                                         920,070

  Other assets                                                         47,539
                                                                 ------------

        Total assets                                             $  5,880,636
                                                                 ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                             $    628,624
    Accrued employee compensation                                     358,710
    Bank term loans                                                 1,150,000
    Other current liabilities                                         729,938
                                                                 ------------
        Total current liabilities                                   2,867,272

  Long-term obligations                                                25,855
                                                                 ------------
        Total liabilities                                           2,893,127
                                                                 ------------

  Stockholders' equity:
    Preferred stock, $.001 par value;
      Authorized shares -- 5,000,000
      Issued and outstanding -- none
    Common stock, $.001 par value;
      Authorized shares -- 10,000,000
      Issued and outstanding shares -- 3,184,506 and 4,612,644
      at December 31, 1996, and July 31, 1997                           4,613
    Additional paid-in capital                                     14,823,313
    Accumulated deficit                                           (11,840,417)
                                                                 ------------
        Total stockholders' equity                                  2,987,509
                                                                 ------------
        Total liabilities and stockholders' equity               $  5,880,636
                                                                 ------------

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOREALIS TECHNOLOGY CORPORATION



Dated: September 16, 1997               By: /s/ JACK MURPHY
                                            ------------------------------------
                                            Jack Murphy
                                            President and Chief Executive
                                            Officer